UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2014

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Phoenix Companies, Inc. (the “Company”) today announced that it and its insurance company subsidiaries, Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHL Variable”), Phoenix Life and Annuity Company (“PLAC”), and American Phoenix Life and Reassurance Company (“APLAR,” and together with PLIC, PHL Variable and PLAC, the “Insurance Company Subsidiaries”), and the Company’s subsidiary, PM Holdings, Inc. (“PM Holdings”), have completed all of their filing obligations relating to their respective 2012 audited and unaudited financial statements.

The Company filed with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2012 containing the audited annual financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) for the year ended December 31, 2012 (“2012 Audited GAAP Financial Statements”) for the Company on April 1, 2014 and its Quarterly Report on Form 10-Q for the period ended September 30, 2012 on April 23, 2014.  PHL Variable filed with the SEC its Annual Report on Form 10-K for the year ended December 31, 2012 containing the 2012 Audited GAAP Financial Statements for PHL Variable on April 25, 2014 and its Quarterly Report on Form 10-Q for the period ended September 30, 2012 on April 30, 2014.  The 2012 Audited GAAP Financial Statements for each of PLAC and PM Holdings were completed on May 2, 2014, and the 2012 Audited GAAP Financial Statements for PLIC were completed on May 5, 2014.  The 2012 Audited GAAP Financial Statements for PLIC and PLAC are posted on the Company’s website at www.phoenixwm.com under “Products/Product Prospectuses”.

PHL Variable, PLAC, and APLAR, each of which is domiciled in the State of Connecticut (collectively, the “Connecticut Insurance Company Subsidiaries”), and PLIC, which is domiciled in the State of New York, filed their respective annual audited financial statements prepared in accordance with the Statement of Statutory Accounting Principles (“STAT”) for the year ended December 31, 2012 (each “2012 Audited STAT Financial Statements”) with their applicable state insurance regulators on May 1, 2014.  The Insurance Company Subsidiaries had been unable to timely file their respective 2012 Audited STAT Financial Statements as a result of their and the Company’s GAAP restatements.  Each of the Connecticut Insurance Company Subsidiaries had received extensions until May 1, 2014 from the Connecticut Insurance Department, its domiciliary insurance regulator, for filing their respective 2012 Audited STAT Financial Statements, and PLIC had received an extension until May 1, 2014 from the New York Department of Financial Services (formerly known as the State of New York Insurance Department), its domiciliary insurance regulator, for filing its 2012 Audited STAT Financial Statements.

The Company concluded that the 2012 Audited STAT Financial Statements filed by PLIC materially differ from the annual unaudited STAT financial statements for the year ended December 31, 2012 previously filed by PLIC. The 2012 Audited STAT Financial Statements filed by PLIC contain adjustments for the year ended December 31, 2012 and restate STAT financial results for the year ended December 31, 2011. These adjustments and corrections were identified and quantified in 2013 and 2014, and include: (a) properly reflecting the call of a private placement bond for which proceeds had not been received; (b) adjustments to other invested assets to incorporate the one quarter lag between receipt of distributions and partnership statements; (c) recording a liability for the settlement of a class action lawsuit reached prior to demutualization; (d) correcting the calculation of reserves for certain survivorship whole life products in the year of first death; (e) correcting an error in the option valuation model used to calculate a contingent receivable; (f) recording complete and accurate taxable income for investments in limited partnerships and other investments; and (g) correcting an error in the calculation of the deferred tax asset.  Total adjusted capital and surplus included in the 2012 Audited STAT Financial Statements filed by PLIC were $750.9 million and $701.9 million at December 31, 2012 and 2011, respectively, versus $793.6 million and $728.8 million of capital and surplus at December 31, 2012 and 2011, respectively, reported in the annual unaudited STAT financial statements for the year ended December 31, 2012 filed with applicable state insurance regulators.  In its 2013 annual STAT financial statements filed with state regulatory authorities, PLIC made $33.1 million of these adjustments, which decreased surplus during the year ended December 31, 2013.  The remainder of the adjustments are expected to be recorded in PLIC’s unaudited STAT financial statements for the period ended March 31, 2014.

The respective 2012 Audited STAT Financial Statements filed by the Connecticut Insurance Company Subsidiaries did not materially differ from previously filed annual unaudited STAT financial statements for the year ended December 31, 2012.

PLIC, PHL Variable and PLAC completed their respective Separate Accounts’ 2013 GAAP audited annual financial statements on a timely basis, which Separate Accounts are registered as investment companies under the Investment Company Act of 1940.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the administrative order entered by the SEC with respect to the Company and its wholly owned subsidiary, PHL Variable, and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by the Company and PHL Variable to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators and failure to comply with the Order, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at  www.phoenixwm.com  under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: May 6, 2014	By:	/s/ Bonnie J. Malley
		Name:	Bonnie J. Malley
		Title:	Executive Vice President and Chief Financial Officer